Exhibit 99.4

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

Basis of Presentation and Principles of Consolidation

On June 11, 2024, The Singing Machine Company, Inc. (“SMC or “Company”) announced it had entered into an Asset Purchase Agreement to acquire all the assets and liabilities of SemiCab, Inc. (“SemiCab Transaction” or “Acquisition”). The SemiCab Transaction enabled SMC to acquire a leading AI-based logistics software & technology company, subject to a successful capital raise of $1,700,000 (“Capital Raise”) or more and other closing conditions described in the Company’s 8-K dated June 12, 2024.

The following unaudited pro forma combined condensed consolidated financial statements are based on the separate historical financial statements of SMC and SemiCab, Inc. (“SemiCab”) and give effect to the Acquisition and Capital Raise, including pro forma assumptions and adjustments related to the Acquisition, as described in the accompanying notes to the unaudited pro forma combined condensed financial statements.

The Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2024, is presented as if the Acquisition and Capital Raise had occurred on March 31, 2024, including the full year results from SemiCab. The Unaudited Pro Forma Condensed Combined Statement of Operations for the nine month transition period beginning April 1, 2023 through December 31, 2023 gives effect to the Acquisition and Capital Raise, as if it had been completed on December 31, 2023, including the full year results from SemiCab. The historical financial information has been adjusted on a pro forma basis to reflect factually supportable items that are directly attributable to the Acquisition and Capital Raise, with respect to the Condensed Combined Statement of Operations only, expected to have a continuing impact on consolidated results of operations.

The Company allocates the purchase price of the Acquisition to the tangible assets, liabilities and identifiable intangible assets acquired based on their estimated fair values. The excess of the purchase price over those fair values is recorded as goodwill. Acquisition and Capital Raise related expenses and integration costs are expensed as incurred.

The Unaudited Pro Forma Condensed Combined Statement of Operations does not include the effects of the costs associated with any integration or restructuring activities resulting from the Acquisition, as they are nonrecurring in nature. However, the Unaudited Pro Forma Condensed Consolidated Balance Sheet includes a pro forma adjustment to reflect the accrual of certain anticipated Acquisition costs.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The pro forma adjustments reflecting the consummation of the acquisition are based on certain currently available information and certain assumptions and methodologies that the Company believes are reasonable under the circumstances. The unaudited condensed combined pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible the difference may be material. The Company believes that its assumptions and methodologies provide a reasonable basis for presenting all the significant effects of the Acquisition based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the Combined Company. The unaudited pro forma condensed combined financial information should be read in conjunction with the historical financial statements and notes thereto of SMC and SemiCab.

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The Singing Machine Company Inc.

PRO FORMA CONSOLIDATED BALANCE SHEETS

December 31, 2023

	The Singing Machine Company Inc.	SemiCab Inc.	Pro Forma Adjustments and Eliminations			Pro Forma Adjusted The Singing Machine Company Inc.
			Debit		Credit
Assets
Current Assets
Cash	$6,703,000	$72,000	1,323,000	(4)		$8,098,000
Accounts receivable	7,308,000	494,000				7,802,000
Accounts receivable related parties	269,000	-				269,000
Refund due from customer	-	143,000				143,000
Inventory	6,871,000	-				6,871,000
Returns asset	1,919,000	-				1,919,000
Prepaid Expenses and other current assets	136,000	5,000				141,000
Total Current Assets	23,206,000	714,000				25,243,000

Property and equipment, net of accumulated depreciation	404,000	3,000				407,000
Operating leases - right of use assets	3,926,000	-				3,926,000
Other non-current assets	179,000	14,000				193,000
Goodwill	-	-	3,385,000	(1),(3)		3,385,000
Total Assets	$27,715,000	$731,000				$33,154,000

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable	$7,616,000	$668,000				$8,284,000
Accrued expenses	2,614,000	149,000		(2)	220,000	2,983,000
Refund due to customer	1,743,000	-				1,743,000
Customer prepayments	687,000	-				687,000
Reserve for sales returns	3,390,000	-				3,390,000
Notes payable	-	833,000				833,000
Current portion of loans from affiliates	-	315,000				315,000
Due to factoring company	-	231,000				231,000
Other current liabilities	75,000	320,000				395,000
Current portion of operating lease liabilities	84,000	-				84,000
Total Current Liabilities	16,209,000	2,516,000				18,945,000

Other liabilities, net of current portion	3,000					278,000
Loans from affiliates, net of current portion	-	385,000				385,000
Operating lease liabilities, net of current portion	3,925,000	-				3,925,000
Total Liabilities	20,137,000	2,901,000				23,258,000

Shareholders’ Equity
The Singing Machine Company, Inc. preferred stock $1.00 par value; 1,000,000 shares authorized; no shares issued and outstanding	-	-				-
The Singing Machine Company, Inc. common stock $.01 par value; 100,000,000 shares authorized as of December 31, 2023	64,000	-		(1),(4)	27,000	91,000
Additional paid-in-capital	33,429,000	-	51,000	(1),(4)	2,394,000	35,772,000
Preferred equity SemiCab, Inc.	-	5,969,000	5,969,000	(1)		-
Non-controlling interest	-	-		(3)	243,000	243,000
Accumulated deficit	(25,915,000)	(8,139,000)	220,000	(1), (2), (5)	8,139,000	(26,135,000)
Total Shareholders’ Equity	7,578,000	(2,170,000)				9,971,000
Total Liabilities and Shareholders’ Equity	$27,715,000	$731,000	10,948,000		10,948,000	$33,154,000

Share Count Reconciliation
The Singing Machine Company, Inc. preferred stock $1.00 par value; 1,000,000 shares authorized; no shares issued and outstanding	-	-	-		-	-
Singing Machine Company, Inc. common stock, $0.01 par value, 100,000,000 shares authorized as of December 2023	6,418,061	-	-	(1),(4)	2,695,878	9,113,939
SemiCab, Inc. preferred stock, $0.0001 par value, 12,000,000 authorized as of December 31, 2023	-	8,664,383	(8,664,383)	(1)	-	-
SemiCab, Inc. common stock, $0.0001 par value, 88,000,000 authorized as of December 31, 2023	-	25,000,000	(25,000,000)	(1)	-	-

Pro Forma Adjustments and Eliminations:
(1)	Represents The Singing Machine Company Inc. (“SMC”) acquiring the net assets of SemiCab Inc (“SemiCab”) in exchange for 15% of 6,418,061 shares of SMC’s common stock issued and outstanding as of December 31, 2023. The purchase price of approximately $972,000 assumes 962,710 shares of SMC common stock issued to SemiCab at a price per share of $1.01 which was the market closing price of the SMC’s common stock on December 31, 2023.

(2)	Represents legal and accounting expenses of approximately $220,000 associated with the acquisition of SemiCab Inc.

(3)	Represents 20% non-controlling interest in acquired subsidiary post acquisition of SemiCab, Inc.

(4)	Represents net proceeds of approximately $1,323,000 net of offering costs of $377,000 from a gross capital raise of $1,700,000, resulting in the issuance of 1,683,168 shares of SMC’s common stock based on the assumption of a sale pursuant to the closing conditions of the Asset Purchase Agreement.

(5)	Represents stock compensation in the form of 50,000 shares at $1.01 per share of SMC common stock issued to Vivek Sehgal as sign-on bonus of approximately $51,000 upon closing of SemiCab acquisition.

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The Singing Machine Company Inc.

PRO FORMA CONSOLIDATED BALANCE SHEETS

March 31, 2024

	The Singing Machine Company Inc.	SemiCab Inc.	Pro Forma Adjustments and Eliminations			Pro Forma Adjusted The Singing Machine Company Inc.
	(unaudited)	(unaudited)	Debit		Credit
Assets
Current Assets
Cash	$4,125,000	$9,000	1,323,000	(4)		$5,457,000
Accounts receivable	3,305,000	596,000				3,901,000
Accounts receivable related parties	133,000	-				133,000
Inventory	6,493,000	-				6,493,000
Returns asset	1,262,000	-				1,262,000
Prepaid Expenses and other current assets	214,000	17,000				231,000
Total Current Assets	15,532,000	622,000				17,477,000

Property and equipment, net of accumulated depreciation	352,000	3,000				355,000
Operating leases - right of use assets	3,841,000	-				3,841,000
Other non-current assets	179,000	14,000				193,000
Goodwill	-	-	3,802,000	(1),(3)		3,802,000
Total Assets	$19,904,000	$639,000				$25,668,000

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable	$3,947,000	$1,089,000		(2)	220,000	$5,256,000
Accrued expenses	2,315,000	7,000				2,322,000
Refund due to customer	1,443,000	-				1,443,000
Customer prepayments	408,000	-				408,000
Reserve for sales returns	2,419,000	-				2,419,000
Notes payable	-	900,000				900,000
Current portion of loans from affiliates	-	315,000				315,000
Due to factoring company	-	301,000				301,000
Other current liabilities	58,000	349,000				407,000
Current portion of operating lease liabilities	55,000	-				55,000
Total Current Liabilities	10,645,000	2,961,000				13,826,000

Loans from affiliates, net of current portion	-	385,000				385,000
Operating lease liabilities, net of current portion	4,029,000	-				4,029,000
Total Liabilities	14,674,000	3,346,000				18,240,000

Commitments and Contingencies

Shareholders’ Equity
The Singing Machine Company Inc. preferred stock $1.00 par value; 1,000,000 shares authorized; no shares issued and outstanding	-	-				-
The Singing Machine Company Inc. common Stock $.01 par value; 100,000,000 shares authorized; 9,298,901 issued and outstanding as of March 31, 2024	64,000	-		(1),(4),(5)	29,000	93,000
Additional paid-in-capital	33,448,000	-	46,000	(1),(4),(5)	2,216,000	35,618,000
Preferred equity - SemiCab, Inc.	-	5,969,000	5,969,000	(1)		-
Non-controlling interest	-	-		(3)	219,000	219,000
Accumulated deficit	(28,282,000)	(8,676,000)	220,000	(1),(2),(5)	8,676,000	(29,039,000)
Total Shareholders’ Equity	5,230,000	(2,707,000)				6,891,000
Total Liabilities and Shareholders’ Equity	$19,904,000	$639,000	11,360,000		11,360,000	$25,668,000

Share Count Reconciliation
The Singing Machine Company, Inc. preferred stock $1.00 par value; 1,000,000 shares authorized; no shares issued and outstanding	-	-	-		-	-
Singing Machine Company, Inc. common stock, $0.01 par value, 100,000,000 shares authorized as of December 2023	6,418,061	-	-	(1),(4)	2,880,842	9,298,903
SemiCab, Inc. preferred stock, $0.0001 par value, 12,000,000 authorized as of December 31, 2023	-	8,664,383	(8,664,383)	(1)	-	-
SemiCab, Inc. common stock, $0.0001 par value, 88,000,000 authorized as of December 31, 2023	-	25,000,000	(25,000,000)	(1)	-	-

Pro Forma Adjustments and Eliminations:
(1)	Represents The Singing Machine Company Inc. (“SMC”) acquiring the net assets of SemiCab Inc (“SemiCab”) in exchange for 15% of 6,418,061 shares of SMC’s common stock issued and outstanding as of March 31, 2024. The purchase price of approximately $876,000 assumes 962,710 shares of SMC common stock issued to SemiCab at a price per share of $0.91 which was the market closing price of SMC’s common stock on March 31, 2024.

(2)	Represents legal and accounting expenses of approximately $220,000 associated with the acquisition of SemiCab Inc.

(3)	Represents 20% non-controlling interest in acquired subsidiary post acquisition of SemiCab, Inc.

(4)	Represents net proceeds of approximately $1,323,000 net of offering costs of $377,000 from a gross capital raise of $1,700,000, resulting in an issuance of 1,868,132 shares of SMC’s common stock based on the assumption of a sale pursuant to the closing conditions of the Asset Purchase Agreement.

(5)	Represents stock compensation in the form of 50,000 shares at $.91 per share of SMC common stock issued to Vivek Sehgal as sign-on bonus of approximately $46,000 upon closing of SemiCab acquisition.

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The Singing Machine Company Inc.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

Transition Period Ended December 31, 2023

	The Singing Machine Company Inc.	SemiCab Inc.	Pro Forma Adjustments and Eliminations			Pro Forma Adjusted The Singing Machine Company Inc.
			Debit		Credit

Net Revenue	$29,198,000	$6,036,000				$35,234,000
						-
Cost of Revenue	23,008,000	5,853,000				28,861,000

Gross Profit	6,190,000	183,000				6,373,000

Operating Expenses
Selling general and administrative expenses	12,333,000	1,333,000	271,000	(2),(5)		13,937,000
Product development	-	852,000				852,000
Total Operating Expenses	12,333,000	2,185,000				14,789,000

Loss from Operations	(6,143,000)	(2,002,000)				(8,416,000)

Other Income (Expenses), net
Gain on disposal of fixed assets	44,000	-				44,000
Interest expense	(299,000)	(145,000)				(444,000)
Total Income (Expenses), net	(255,000)	(145,000)				(400,000)

Loss Before Income Tax Benefit Provision	(6,398,000)	(2,147,000)				(8,816,000)

Income Tax Provision	-	-				-

Net Loss	$(6,398,000)	$(2,147,000)				$(8,816,000)

Net Loss per Common Share -
Basic and Diluted	(1.32)					$(0.97)

Weighted average number of common shares outstanding -
Basic and Diluted	4,864,540					9,113,938

Pro Forma Adjustments and Eliminations:
(2)	Represents legal and accounting expenses of approximately $220,000 associated with the acquisition of SemiCab Inc.

(5)	Represents 50,000 shares at $1.01 per share of SMC common stock issued to Vivek Sehgal as sign-on bonus of approximately $51,000 upon closing of SemiCab acquisition.

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The Singing Machine Company Inc.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

Three Months Ended March 31, 2024

	The Singing Machine Company Inc.	SemiCab Inc.	Pro Forma Adjustments and Eliminations			Pro Forma Adjusted The Singing Machine Company Inc.
			Debit		Credit

Net Revenue	$2,426,000	$1,004,000				$3,430,000
						-
Cost of Revenue	1,924,000	906,000				2,830,000

Gross Profit	502,000	98,000				600,000

Operating Expenses
Selling general and administrative expenses	2,789,000	280,000	266,000	(2),(5)		3,335,000
Product development	-	237,000				237,000
Total Operating Expenses	2,789,000	517,000				3,572,000

Loss from Operations	(2,287,000)	(419,000)				(2,972,000)

Other Expenses
Interest expense	(28,000)	(118,000)				(146,000)
Total Other Expenses	(28,000)	(118,000)				(146,000)

Loss Before Income Provision	(2,315,000)	(537,000)				(3,118,000)

Income Tax Provision	(52,000)	-				(52,000)

Net Loss	$(2,367,000)	$(537,000)				$(3,170,000)

Net Loss per Common Share -
Basic and Diluted	$(0.37)					$(0.34)

Weighted average number of common shares outstanding -
Basic and Diluted	6,418,061					9,298,903

Pro Forma Adjustments and Eliminations:

(2)	Represents legal and accounting expenses of approximately $220,000 associated with the acquisition of SemiCab Inc.

(5)	Represents 50,000 shares at $.91 per share of SMC common stock issued to Vivek Sehgal as sign-on bonus of $46,000 upon closing of SemiCab acquisition.

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